                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                             ______________________

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




           Date of Report  (Date of earliest event reported)    January 31, 1994



                                   CRSS INC.
              (exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)



         1-7477                                                74-1677382
__________________________                             ________________________
 (Commission File Number)                                     (IRS Employer
                                                          Identification Number)


1177 WEST LOOP SOUTH, SUITE 800, HOUSTON, TEXAS                  77027
    (Address of principal executive offices)                   (Zip Code)


                                  713-552-2000
                (Registrant's telephone number, including area code)

Item 2.          Acquisition or Disposition of Assets

On January 31, 1994, the Company (via redemption by CRSS Capital Inc. ("CRSS Capital")) repurchased all of the common stock of CRSS Capital owned by Paribas North America, Inc., the 19 percent minority interest owner. The purchase price of $17,000,000 was funded from available cash in addition to borrowings of $13,000,000 obtained under the revolving credit facility maintained by the Company. The acquisition will be accounted for using the purchase method of accounting.



Item 7.         Financial Statements and Exhibits

(b)        Proforma Financial Statements of CRSS Inc.

           Proforma Condensed Consolidated Balance Sheet as of December 31, 1993

           Proforma Consolidated Statement of Operations for the
               Six Months ended December 31, 1993 and for the
               Year Ended June 30, 1993

(c)        10.1  Stock Redemption Agreement By and Between CRSS
           Capital, Inc. and Paribas North America, Inc.
           dated as of January 31, 1994

           99.1  Press release dated February 1, 1994

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CRSS Inc.
                                        __________________________________
                                        (Registrant)





Date     February  2, 1994              BRUCE W. WILKINSON
                                        __________________________________
                                        Bruce W. Wilkinson
                                        Chairman, Chief Executive
                                        Officer and Director



Date      February  2, 1994             WILLIAM J. GARDINER
                                        __________________________________
                                        William J. Gardiner
                                        Senior Vice President/Chief
                                        Financial Officer and
                                        Treasurer (Principal
                                        Financial and Accounting
                                        Officer)

                                   CRSS INC.
                    UNAUDITED PROFORMA FINANCIAL STATEMENTS



The accompanying unaudited proforma financial statements of CRSS Inc. are based on the historical financial statements as of December 31, 1993, and for the six months ended December 31, 1993 and for the year ended June 30, 1993, adjusted for certain items related to the repurchase of all of the common stock of CRSS Capital Inc. ("CRSS Capital") owned by Paribas North America, Inc., the 19 percent minority interest owner. The acquisition will be accounted for using the purchase method of accounting.

The unaudited proforma financial statements are presented as if the transaction occurred on July 1, 1992 for the proforma statements of operations for the six months ended December 31, 1993 and for the year ended June 30, 1993 and as of December 31, 1993 for the proforma balance sheet.




                                   CRSS INC.
                      PROFORMA CONSOLIDATED BALANCE SHEET


(in thousands)                                                                  December 31, 1993
                                                                                -----------------
Cash and cash equivalents                                                            $  8,216
Receivables, net                                                                      124,120
Other current assets                                                                   25,777
                                                                                     --------
          Total current assets                                                        158,113

Property and equipment, net                                                            87,575
Long-term investments                                                                  65,788
Deferred charges and other noncurrent assets                                           17,528
                                                                                     --------

                                                                                     $329,004
                                                                                     ========

Accounts payable and accrued expenses                                                $ 68,030
Other current liabilities                                                              47,221
                                                                                     --------
          Total current liabilities                                                   115,251

Non-recourse project financing                                                         62,093
Other long-term obligations                                                            26,876
Deferred income taxes                                                                  36,576
Shareholders' equity                                                                   88,208
                                                                                     --------
                                                                                     $329,004
                                                                                     ========







The proforma consolidated balance sheet reflects adjustments made to the historical financial statements for, (i) the $17,000,000 purchase price paid for minority interest of $13,209,000 with resulting goodwill of $3,791,000 and
(ii) borrowings of $13,000,000 to finance the acquisition.

                                   CRSS INC.
                 PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS


                                                                      Six months ended             Year ended
(in thousands)                                                        December 31,1993            June 30, 1993
                                                                      ----------------            -------------
Gross revenues                                                            $292,193                  $546,304

Subcontract and procurement costs                                          180,564                   298,238
                                                                          --------                  --------
Operating revenues                                                         111,629                   248,066


Costs and expenses:
    Direct                                                                  59,914                   126,870
    Operating                                                               51,463                   118,179
                                                                          --------                  --------
                                                                           111,377                   245,049

Equity income in affiliates                                                  7,586                     8,038
                                                                          --------                  --------

Operating income                                                             7,838                    11,055

Non-operating income                                                           490                     3,739
Interest expense                                                            (4,173)                   (8,462)
                                                                          --------                  --------

Earnings from continuing operations
    before income tax                                                        4,155                     6,332
Income tax                                                                  (1,765)                   (2,549)
                                                                          --------                  --------

Earnings from continuing operations                                       $  2,390                  $  3,783
                                                                          ========                  ========

Primary and fully diluted earnings per common
    share from continuing operations                                      $   0.18                  $   0.29
                                                                          ========                  ========

Weighted average shares outstanding                                         13,010                    13,138
                                                                          ========                  ========


The proforma consolidated results of operations for the six months ended December 31, 1993 and for the year ended June 30, 1993, reflect adjustments made to the historical financial statements for, (i) amortization of goodwill ($3,791,000) over a 20 year period, (ii) interest expense on additional borrowings of $13,000,000 at a rate of 4.875 percent per annum (LIBOR rate plus
1.125 percent), (iii) additional 19 percent of net earnings of CRSS Capital, and (iv) related income tax adjustments.